Exhibit 4
                                                                       ---------

NO. ___________                                                 CUSIP __________

COMMON STOCK                                                      _______ SHARES


                             CHEVIOT FINANCIAL CORP.
            CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA


            THIS CERTIFIES THAT ____________________ IS THE OWNER OF

   _________________________________________________________________________
             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $0.01 PER SHARE, OF


                             CHEVIOT FINANCIAL CORP.

(the "Corporation"), a federally chartered corporation. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof in person, or by his or her duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Charter and Bylaws of the Corporation and any amendments thereto, to all of which provisions the holder by acceptance hereof assents. The shares represented by this Certificate are not insured by the Federal Deposit Insurance Corporation or by any other governmental agency. This Certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

In Witness Whereof, the Corporation has caused this Certificate to be executed by the facsimile signature of its duly authorized officers.

Dated _______________________________, 200__


Countersigned and Registered

THE REGISTRAR AND TRANSFER COMPANY
__________________, New Jersey
Transfer Agent and Registrar

By:
   _________________________________________       ___________________________________     _______________________________
         Authorized Signature                      James E. Williamson                     Thomas J. Linneman
                                                   Executive Secretary                     Chief Executive Officer
                                                                                           and President

                             CHEVIOT FINANCIAL CORP.

The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM         -   as tenants in common                  UNIF GIFT MIN ACT -    _________ Custodian _________
       TEN ENT         -   as tenant by the entireties                                   (Cust)              (Minor)
       JT TEN          -   as joint tenants with right of                               under Uniform Gifts to Minors
                           survivorship and not as tenants in                           Act__________________________
                           common                                                                    (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, __________________________________________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
     __________________________________________

     __________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________Shares of the Common Stock
represented by the within certificate, and do hereby irrevocably constitute and appoint________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:_________________________________, 200__.


                                  ______________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED


________________________________________________________________________________
The signature should be guaranteed by a brokerage firm or a financial Institution that is a member of a securities approved Medallion program such as Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program
(MSP).